                             LETTER OF TRANSMITTAL
                                 U S WEST, INC.
                         U S WEST CAPITAL FUNDING, INC.
                               OFFER TO EXCHANGE
                        6 7/8% NOTES DUE AUGUST 15, 2001
                                FOR ANY AND ALL
                  OUTSTANDING 6 7/8% NOTES DUE AUGUST 15, 2001
               PURSUANT TO THE PROSPECTUS DATED FEBRUARY   , 2000

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 15, 2000, UNLESS THE EXCHANGE OFFER IS EXTENDED.

 THE PRINCIPAL EXCHANGE AGENT (THE "EXCHANGE AGENT") FOR THE EXCHANGE OFFER IS:

                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION

                  BY MAIL:                          BY HAND, OVERNIGHT MAIL OR COURIER:
Bank One Trust Company, National Association   Bank One Trust Company, National Association
            Attention: Exchanges                           Attention: Exchanges
       Global Corporate Trust Services                Global Corporate Trust Services
              1 Bank One Plaza,                           One North State Street,
            Mail Suite 1L 1-0122                                9(th) Floor
           Chicago, IL 60670-0122                            Chicago, IL 60602
                     or                                             or
Bank One Trust Company, National Association   Bank One Trust Company, National Association
            Attention: Exchanges                           Attention: Exchanges
       Global Corporate Trust Services                Global Corporate Trust Services
         14 Wall Street, 8(th) Floor                    14 Wall Street, 8(th) Floor
             New York, NY 10005                             New York, NY 10005

                BY FACSIMILE:                         FOR INFORMATION OR CONFIRMATION
               (312) 407-8853                                  BY TELEPHONE:
            Attention: Exchanges                              (800) 524-9472

  FOR HOLDERS IN LUXEMBOURG ("LUXEMBOURG HOLDERS") ONLY, THE EXCHANGE AGENT IN
                                   LUXEMBOURG
                     (THE "LUXEMBOURG EXCHANGE AGENT") IS:

                        KREDIETBANK LUXEMBOURGEOISE S.A.

                                    BY MAIL:
                        Kredietbank S.A. Luxembourgeoise
                               43 Boulevard Royal
                              L - 2955, Luxembourg

                        FOR INFORMATION OR CONFIRMATION
                                 BY TELEPHONE:
                               (352) 47 97 39 35

                                 BY FACSIMILE:
                               (352) 47 97 73 951

FOR QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR OTHER INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT OR, FOR LUXEMBOURG HOLDERS ONLY, THE LUXEMBOURG EXCHANGE AGENT.

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    The undersigned acknowledges that he or she has received the Prospectus
dated February   , 2000 (the "Prospectus") of U S WEST, Inc. ("U S WEST") and
U S WEST Capital Funding, Inc. (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of each of its 6 7/8% Notes due August 15, 2001 (the "New Notes") the offering of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 6 7/8% Notes due August 15, 2001 (the "Old Notes"), of which $1,150,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on March 15, 2000, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used if either (1) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders (as defined below) (or for Luxembourg Holders only, to the Luxembourg Exchange Agent), (2) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent or the Luxembourg Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old 6 7/8% Notes" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (3) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent).

    DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT OR THE LUXEMBOURG EXCHANGE AGENT.

    The term "Holder" as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

    All Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent), in person or to the address set forth above; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent or to the Luxembourg Exchange Agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT (OR FOR LUXEMBOURG HOLDERS ONLY, TO THE LUXEMBOURG EXCHANGE AGENT). SEE INSTRUCTION 12.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of each of the 6 7/8% Notes due August 15, 2001. All other tenders must be in integral multiples of $1,000.

BOX I

                          DESCRIPTION OF 6 7/8% NOTES DUE AUGUST 15, 2001
                                                                    (A)                  (B)
                                                                                 AGGREGATE PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*           CERTIFICATE      AMOUNT TENDERED (IF
                (PLEASE FILL IN, IF BLANK)                       NUMBER(S)        LESS THAN ALL)**
                                                            Total Principal
                                                            Amount of Old Notes
*   Need not be completed by book-entry Holders.
**  Need not be completed by Holders who wish to tender all Old Notes listed.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II                                             BOX III
     SPECIAL REGISTRATION INSTRUCTIONS                    SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 4, 5 AND 6)                      (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed ONLY if certificates for       To be completed ONLY if certificates for Old
Old Notes in a principal amount not                Notes in a principal amount not tendered, or
tendered, or New Notes issued in exchange          New Notes issued in exchange for Old Notes
for Old Notes accepted for exchange, are to        accepted for exchange, are to be delivered
be issued in the name of someone other than        to someone other than the undersigned.
the undersigned.

Issue certificate(s) to:                           Deliver certificate(s) to:

  Name: ----------------------------------                            NAME:
               (PLEASE PRINT)                      --------------------------------------------
                                                                  (PLEASE PRINT)

--------------------------------------------       --------------------------------------------
               (PLEASE PRINT)                                     (PLEASE PRINT)

Address: ---------------------------------         Address: ---------------------------------

  ----------------------------------------         --------------------------------------------
            (INCLUDING ZIP CODE)                               (INCLUDING ZIP CODE)

  ----------------------------------------         --------------------------------------------
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY        (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                  NUMBER)                                            NUMBER)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE
           CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT (OR FOR LUXEMBOURG HOLDERS ONLY, THE LUXEMBOURG EXCHANGE AGENT) ON OR PRIOR TO THE EXPIRATION DATE.

/ /  CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED
    BY THE EXCHANGE AGENT OR THE LUXEMBOURG EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
    --------------------------------------------------------------

/ /  The Depository Trust Company

    Account Number
    --------------------------------------------------------------------------

    Transaction Code Number
    ------------------------------------------------------------------

    Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 2.)

/ /  CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT (OR FOR LUXEMBOURG HOLDERS ONLY, TO THE LUXEMBOURG EXCHANGE AGENT) AND COMPLETE THE FOLLOWING:

    Name(s) of Tendering Holder(s)
    -------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    -------------------------------------------

    Name of Institution which Guaranteed Delivery
    -----------------------------------------------

    Transaction Code Number
    ------------------------------------------------------------------

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

    If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of its business, it has no arrangement or understanding with any person, nor does it intend to engage in, the distribution (as that term is interpreted by the SEC) of New Notes and it is not an affiliate (as that term is interpreted by the SEC) of the Company or U S WEST, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to U S WEST Capital Funding, Inc. (the "Company") the principal amount of Old Notes indicated above.

    Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (2) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the SEC to third parties in connection with transactions similar to the Exchange Offer, so that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Old Notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company or U S WEST within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such New Notes.

    The undersigned represents and warrants that (1) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving New Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (2) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such New Notes, and (3) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company or U S WEST as defined in Rule 405 under the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

    If the undersigned is a broker-dealer, the undersigned further
(1) represents that it acquired Old Notes for the undersigned's own account as a result of market-making activities or other trading activities, (2) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the New Notes to be received in the Exchange Offer and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of New Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) or the Company in order to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

    The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder for the registration of the Old Notes or the New Notes.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old 6 7/8% Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Company and the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) in accordance with the terms and subject to the conditions of the Exchange Offer.

    The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to lenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding on the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

    By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

    Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

    Holders who wish to tender the Old Notes and (1) whose Old Notes are not immediately available or (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                    AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

    This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4.)

X ----------------------------------------     Date: -------------------------------------

X ----------------------------------------     Date: -------------------------------------

        Signature(s) of Holder(s) or
            Authorized Signatory

Name(s): ----------------------------------    Address: ----------------------------------

 Name(s): ----------------------------------    Address: ----------------------------------
                Please Print                                Including Zip Code

Capacity: ----------------------------------    Telephone Number: ------------------------
                                                            Including Area Code

Social Security No. -------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

BOX IV

                    SIGNATURE GUARANTEE (SEE INSTRUCTION 1)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (FIRM ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NO. (INCLUDING AREA CODE))

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
-------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. GUARANTEE OF SIGNATURES.

    Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"). (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES.

    Unless the Exchange Agent or the Luxembourg Exchange Agent, as appropriate, has received a properly transmitted Agent's Message (as defined below), certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) at DTC of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is effected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent). If Old Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

    The Exchange Agent will make a request to establish an account with respect to the Old Notes at DTC for purposes of the Exchange Offer within two business days after the date of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the appropriate Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    A Holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC's Automated Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

    Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, or (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution and (2) on or prior to the Expiration Date, the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) must have received from the Eligible Institution either an Agent's Message with respect to guaranteed delivery or (a) a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the date of signing of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent); and (b) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's or the Luxembourg Exchange Agent's, as appropriate, account at DTC), must be received by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) within five New York Stock Exchange trading days after the date of signing of the Notice of Guaranteed Delivery, all in the manner provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent), a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which might, in the Company's judgment or the judgment of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of the Exchange Offer as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine, Neither the Company, U S WEST, the Exchange Agent, the Luxembourg Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes, will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Old Notes received by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent or the Luxembourg Exchange Agent, as appropriate, to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. The Exchange Agent and the Luxembourg Exchange Agent have no fiduciary duties to the Holders with respect to the Exchange Offer and are acting solely on the basis of directions of the Company.

3. INADEQUATE SPACE.

    If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule attached hereto.

4. TENDER BY HOLDER.

    Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly complete bond power from the registered Holder or properly endorsed certificates representing such Old Notes.

5. PARTIAL TENDERS; WITHDRAWALS.

    Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column (B) of the box entitled "Description of 6 7/8% Notes due August 15, 2001" above. The entire principal amount of any Old Notes delivered to the Exchange Agent or to the Luxembourg Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

    Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Old Notes in the Exchange Offer, a written notice (sent by facsimile transmission, mail or hand delivery) of withdrawal must be received by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(2) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender,
(4) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor and (5) state that the Depositor is withdrawing the election to have such Old Notes tendered. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. In the case of Old Notes tendered by book-entry transfer into the Exchange Agent's or the Luxembourg Exchange Agent's, as appropriate, account at DTC, the Old Notes will be credited to an account with DTC specified by the Holder. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old 6 7/8% Notes" at any time prior to the Expiration Date.

6. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Old Notes.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such

Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Old Notes. If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsement on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

    Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. U.S. BACKUP TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9.

    Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (1) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or
(2) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Exchange Agent under the Indenture governing the New Notes) shall retain 31% of payments made to the tendering Holder during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) or the Company with its TIN within 60 days after the date of the Substitute Form W-9, the Company, the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) shall remit such amounts retained during the 60-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) or the Company with its TIN within such 60-day period, the Company, the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the social security number of such individual. If the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company, the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) to withhold 31% of the amount of any payments made on account of New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

9. TRANSFER TAXES.

    Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "The Exchange Offer--Transfer Taxes."

    Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

10. WAIVER OF CONDITIONS.

    The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

    Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) at the address indicated herein for further instructions.

12. REQUESTS FOR ASSISTANCE, COPIES.

    Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

   CERTIFICATE SURRENDERED          OLD NOTES TENDERED             OLD NOTES ACCEPTED


Received
----------------------

Accepted by
-------------------

Checked by
--------------------

Delivery Prepared by
-----------

Checked by
--------------------

Date
-------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                   PAYOR'S NAME: BANK ONE TRUST COMPANY, N.A.

SUBSTITUTE                       PART I--Taxpayer Identification       ------------------------
FORM W-9                         Number ("TIN"). Enter your TIN         Social Security Number
DEPARTMENT OF THE                in the appropriate box. For                      or
TREASURY INTERNAL                individuals, this is your Social      ------------------------
REVENUE SERVICE                  Security Number (SSN). For sole       Employer Identification
REQUEST FOR TAXPAYER             proprietors, see the                           Number
IDENTIFICATION NUMBER            Instructions in the enclosed
AND CERTIFICATION                Guidelines. For other entities,
                                 it is your Employer
                                 Identification Number (EIN). If
                                 you do not have a number, see
                                 how to get a TIN in the enclosed
                                 Guidelines.
                                 PART II--For Payees exempt for backup withholding. See Part II of instructions in the enclosed Guidelines. NOTE: If the account is in more than one name, see the chart on Page 2 of the enclosed guidelines on whose number to enter.
                                 PART III--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY
                                 THAT:

                                 (1) the number shown on this form is my correct Taxpayer
                                     Identification Number (or I am waiting for a number to be
                                     issued to me).

                                 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been
                                     notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to
                                     report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 Signature -------------------  Date ----------------------
CERTIFICATION INSTRUCTIONS--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest of dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and general payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature
-------------------------------------------------  Date
------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                               OFFER TO EXCHANGE

                                 U S WEST, INC.
                         U S WEST CAPITAL FUNDING, INC.
                6 7/8% NOTES DUE AUGUST 15, 2001 WHICH HAVE BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                FOR ANY AND ALL
                  OUTSTANDING 6 7/8% NOTES DUE AUGUST 15, 2001

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON MARCH 15, 2000, UNLESS EXTENDED. TENDERS OF 6 7/8% NOTES DUE AUGUST 15, 2001 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

To Our Clients:

    Enclosed for your consideration is a Prospectus dated February   , 2000 (the
"Prospectus") and the related Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") of U S WEST, Inc. ("U S WEST") and U S WEST Capital Funding, Inc. (the "Company") to exchange up to $1,150,000,000 aggregate principal amount of new 6 7/8% Notes due August 15, 2001, which will be freely transferable (the "New Notes"), for any and all outstanding 6 7/8% Notes due August 15, 2001, which have certain transfer restrictions (the "Old Notes"), upon the terms and subject to the conditions described in the Prospectus and the related Letter of Transmittal. The Exchange Offer is intended to satisfy certain obligations of the Company contained in the Registration Rights Agreement dated August 20, 1999, between U S WEST, the Company and the initial purchasers of the Old Notes.

    This material is being forwarded to you as the beneficial owner of the Old Notes carried by us for your account but not registered in your name. A TENDER OF SUCH OLD NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

    Accordingly, we request instructions as to whether you wish us to tender on your behalf the Old Notes held by us for account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

    Please forward your instructions to us as promptly as possible in order to permit us to tender the Old Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on March 15, 2000 (the "Expiration Date"), unless extended by the Company. Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date.

    Your attention is directed to the following:

    1.  The Exchange Offer is for any and all Old Notes.

    2. The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned "The Exchange Offer--Conditions of the Exchange Offer."

    3. The Exchange Offer expires at 5:00 p.m., New York City time, on the Expiration Date, unless extended by the Company.

    If you wish to have us tender your Old Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter.

    THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER OLD NOTES.

                INSTRUCTIONS WITH RESPECT TO THE EXCHANGE OFFER

    The undersigned acknowledge(s) receipt of this letter and the enclosed materials referred to therein relating to the Exchange Offer made by the Company with respect to the Old Notes.

    This will instruct you to tender the Old Notes held by you for the account of the undersigned, upon and subject to terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

    Please tender the Old Notes held by you for the account of the undersigned as indicated below:

                                                  AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES
                                                  ---------------------------------------

6 7/8% Notes due August 15, 2001.............   -------------------------------------------

/ /  Please do not tender any Old Notes held
     by you for the account of the
     undersigned.

Dated: , 2000                                   -------------------------------------------
                                                -------------------------------------------
                                                               Signature(s)

                                                -------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                         Please print name(s) here

                                                -------------------------------------------
                                                -------------------------------------------
                                                                Address(es)

                                                -------------------------------------------
                                                   Area Code(s) and Telephone Number(s)

                                                -------------------------------------------
                                               Tax Identification or Social Security No(s).

    NONE OF THE OLD NOTES HELD BY US FOR YOUR ACCOUNT WILL BE TENDERED UNLESS WE RECEIVE WRITTEN INSTRUCTIONS FROM YOU TO DO SO. UNLESS A SPECIFIC CONTRARY INSTRUCTION IS GIVEN IN THE SPACE PROVIDED, YOUR SIGNATURE(S) HEREON SHALL CONSTITUTE AN INSTRUCTION TO US TO TENDER ALL THE OLD NOTES HELD BY US FOR YOUR ACCOUNT.

                               OFFER TO EXCHANGE

                                 U S WEST, INC.
                           U S CAPITAL FUNDING, INC.
                        6 7/8% NOTES DUE AUGUST 15, 2001
                                FOR ANY AND ALL
                  OUTSTANDING 6 7/8% NOTES DUE AUGUST 15, 2001

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON MARCH 15, 2000, UNLESS EXTENDED. TENDERS OF 6 7/8% NOTES DUE AUGUST 15, 2001 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

To:  Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

    U S WEST, Inc. ("U S WEST") and U S WEST Capital Funding, Inc. (the "Company") hereby offer to exchange (the "Exchange Offer"), upon and subject to
the terms and conditions set forth in the Prospectus dated February   , 2000
(the "Prospectus") and the enclosed Letter of Transmittal (the "Letter of Transmittal"), up to $1,150,000,000 aggregate principal amount of new 6 7/8% Notes due August 15, 2001, which will be freely transferable (the "New Notes"), for any and all outstanding 6 7/8% Notes due August 15, 2001, which have certain transfer restrictions (the "Old Notes"). The Exchange Offer is intended to satisfy certain obligations of the Company contained in the Registration Rights Agreement dated August 20, 1999, between U S WEST, the Company and the initial purchasers of the Old Notes.

    We are requesting that you contact your clients for whom you hold Old Notes regarding the Exchange Offer. For your information and for forwarding to your clients for whom you hold Old Notes registered in your name or in the name of your nominee, or who hold Old Notes registered in their own names, we are enclosing the following documents:

    1.  Prospectus dated February   , 2000;

    2. The Letter of Transmittal for your use and for the information of your clients;

    3. A Notice of Guaranteed Delivery to be used to accept the Exchange Offer if certificates for Old Notes are not immediately available or time will not permit all required documents to reach the principal exchange agent, Bank One Trust Company, National Association (the "Exchange Agent") (or for those clients that are Luxembourg holders ("Luxembourg Holders") only, Kredietbank Luxembourgeoise S.A. (the "Luxembourg Exchange Agent")) prior to the Expiration Date (as defined below) or if the procedure for book-entry transfer cannot be completed on a timely basis;

    4. A form of letter which may be sent to your clients for whose account you hold Old Notes registered in your name or the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer;

    5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

    6. Return envelopes addressed to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) for the Old Notes.

    YOUR PROMPT ACTION IS REQUESTED. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 15, 2000 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY THE COMPANY. ANY OLD NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    To participate in the Exchange Offer, a duly executed and properly completed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, must be sent to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) and certificates representing the Old Notes must be delivered to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent), all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus.

    If holders of Old Notes wish to tender, but it is impracticable for them to forward their certificates for Old Notes prior to the expiration of the Exchange Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

    Any inquiries you may have with respect to the Exchange Offer or requests for additional copies of the enclosed materials should be directed to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) for the Old Notes, at its address and telephone numbers set forth on the front of the Letter of Transmittal.

                                          Very truly yours,

                                          U S WEST, Inc.

                                          U S WEST Capital Funding, Inc.

    NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF THE COMPANY, U S WEST, THE EXCHANGE AGENT OR THE LUXEMBOURG EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.

Enclosures

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        6 7/8% NOTES DUE AUGUST 15, 2001
                                       OF
                                 U S WEST, INC.
                         U S WEST CAPITAL FUNDING, INC.

    As set forth in the Prospectus dated February   , 2000 (the "Prospectus") of
U S WEST, Inc. ("U S WEST") and U S WEST Capital Funding, Inc. (the "Company") and in the Letter of Transmittal (the "Letter of Transmittal"), this form or a form substantially equivalent to this form must be used to accept the Exchange Offer (as defined below) if the certificates for the outstanding 6 7/8% Notes due August 15, 2001 (the "Old Notes") of the Company and all other documents required by the Letter of Transmittal cannot be delivered to the Exchange Agent (as defined below) (or for Luxembourg Holders only, to the Luxembourg Exchange Agent (as defined below)) by the expiration of the Exchange Offer or compliance with book-entry transfer procedures cannot be effected on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission, mail or overnight courier to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) no later than the Expiration Date, and must include a signature guarantee by an eligible guarantor institution as set forth below.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON MARCH 15, 2000 (THE "EXPIRATION DATE"), UNLESS EXTENDED. TENDERS OF 6 7/8% NOTES DUE AUGUST 15, 2001 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

   TO: BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION (THE PRINCIPAL "EXCHANGE
                                    AGENT"),
           OR FOR HOLDERS IN LUXEMBOURG ("LUXEMBOURG HOLDERS") ONLY,
      KREDIETBANK LUXEMBOURGEOISE S.A. (THE "LUXEMBOURG EXCHANGE AGENT"):

                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION


                  BY MAIL:                          BY HAND, OVERNIGHT MAIL OR COURIER:

Bank One Trust Company, National Association   Bank One Trust Company, National Association
            Attention: Exchanges                           Attention: Exchanges
       Global Corporate Trust Services                Global Corporate Trust Services
              1 Bank One Plaza,                           One North State Street,
            Mail Suite 1L 1-0122                                9(th) Floor
           Chicago, IL 60670-0122                            Chicago, IL 60602
                     or                                             or
Bank One Trust Company, National Association   Bank One Trust Company, National Association
            Attention: Exchanges                           Attention: Exchanges
       Global Corporate Trust Services                Global Corporate Trust Services
         14 Wall Street, 8(th) Floor                    14 Wall Street, 8(th) Floor
             New York, NY 10005                             New York, NY 10005

                BY FACSIMILE:                         FOR INFORMATION OR CONFIRMATION
               (312) 407-8853                                  BY TELEPHONE:
            Attention: Exchanges                              (800) 524-9472

                        KREDIETBANK LUXEMBOURGEOISE S.A.

                                    BY MAIL:
                        Kredietbank S.A. Luxembourgeoise
                               43 Boulevard Royal
                              L - 2955, Luxembourg

                        FOR INFORMATION OR CONFIRMATION
                                 BY TELEPHONE:
                               (352) 47 97 39 35

                                 BY FACSIMILE:
                               (352) 47 97 73 951

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS GUARANTEED DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible guarantor institution under the instructions thereto, such signature must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signature(s).

Ladies and Gentlemen:

    The undersigned acknowledges receipt of the Prospectus and the related Letter of Transmittal which describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of new 6 7/8% Notes due August 15, 2001 (the "New Notes") for each $1,000 in principal amount of Old Notes.

    The undersigned hereby tenders to the Company the aggregate principal amount of Old Notes set forth below on the terms and conditions set forth in the Prospectus and the related Letter of Transmittal pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and the accompanying Letter of Transmittal.

    The undersigned understands that no withdrawal of a tender of Old Notes may be made after 5:00 p.m., New York City time, on the Expiration Date. The undersigned understands that for a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) at its address specified on the cover of this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

    The undersigned understands that the exchange of Old Notes for New Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent) of (1) such Old Notes (or book-entry confirmation of the transfer of such Old Notes into the Exchange Agent's or the Luxembourg Exchange Agent's, as appropriate, account at The Depository Trust Company ("DTC")) and (2) a Letter of Transmittal (or facsimile thereof) with respect to such Old Notes, properly completed and duly executed, with any required signature guarantees, this Notice of Guaranteed Delivery and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent or the Luxembourg Exchange Agent, as appropriate, and forming part of the confirmation of a book-entry transfer, which states that DTC has received an express acknowledgment from a participant in DTC tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

    All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding on the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                PLEASE COMPLETE

                                               If Old Notes will be delivered by book-entry
                                               transfer at DTC, insert Depository Account
Principal Amount of Old Notes Tendered:        No.:

-------------------------------------------    -------------------------------------------

Certificate No.(s) of Old Notes (if
available):

-------------------------------------------

                 PLEASE SIGN AND PRINT NAME(S) AND ADDRESS(ES)

Signature(s) of Registered Holder(s) or        Name(s) of Registered Holder(s)
Authorized Signatory:

-------------------------------------------    -------------------------------------------
-------------------------------------------    -------------------------------------------
-------------------------------------------    -------------------------------------------

Date:                                          Address(es): -------------------------------

-------------------------------------------    -------------------------------------------

                                               Area Code and Telephone No.:

                                               -------------------------------------------

    This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT (OR FOR LUXEMBOURG HOLDERS ONLY, TO THE LUXEMBOURG EXCHANGE AGENT) TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (1) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 13d-3 under the Exchange Act (2) represents that such tender of Old Notes complies with Rule 14e-4 of the Exchange Act and (3) guarantees that, within five New York Stock Exchange trading days after the date of signing of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's or the Luxembourg Exchange Agent's, as appropriate, account at DTC, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent (or for Luxembourg Holders only, the Luxembourg Exchange Agent).

    The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent (or for Luxembourg Holders only, to the Luxembourg Exchange Agent) within the time period set forth above and the failure to do so could result in financial loss to the undersigned.

--------------------------------------------------------------------------------

                                  Name of Firm

--------------------------------------------------------------------------------

                                    Address

Area Code and Telephone No:
------------------------------------------------------------

--------------------------------------

         Authorized Signature

--------------------------------------

                Title

Name:
--------------------------------------

        (Please Type or Print)

Dated:
--------------------------------------

PLEASE DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                              GIVE THE SOCIAL SECURITY
                                                       NUMBER OF:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                       GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:                              IDENTIFICATION
                                                       NUMBER OF:
-------------------------------------------------------------------------------
                   1.   An individual's account        The individual

                   2.   Two or more individuals        The actual owner of the
                        (joint account)                account or, if combined
                                                       funds, the first
                                                       individual on the
                                                       account(1)

                   3.   Husband and wife (joint        The actual owner of the
                        account)                       account or, if joint
                                                       funds, the first
                                                       individual on the
                                                       account(1)

                   4.   Custodian account of a minor   The minor(2)
                        (Uniform Gift to Minors Act)

                   5.   Adult and minor (joint         The adult or, if the
                        account)                       minor is the only
                                                       contributor, the
                                                       minor(1)

                   6.   Account in the name of         The ward, minor, or
                        guardian or committee for a    incompetent person(3)
                        designated ward, minor, or
                        incompetent person

                   7.   (a)  The usual revocable       The grantor-trustee(1)
                             savings trust account
                             (grantor is also
                             trustee)

                        (b)  So-called trust account   The actual owner(1)
                             that is not a legal or
                             valid trust under State
                             law

                   8.   Sole proprietorship account    The owner(4)

                   9.   A valid trust, estate, or      The legal entity (Do not
                        pension trust                  furnish the identifying
                                                       number of the personal
                                                       representative or
                                                       trustee unless the legal
                                                       entity itself is not
                                                       designated in the
                                                       account title.)(5)

                  10.   Corporate account              The corporation

                  11.   Religious, charitable, or      The organization
                        educational organization
                        account

                  12.   Partnership account held in    The partnership
                        the name of the business

                  13.   Association, club, or other    The organization
                        tax-exempt organization

                  14.   A broker or registered         The broker or nominee
                        nominee

                  15.   Account with the Department    The public entity
                        of Agriculture in the name of
                        a public entity (such as a
                        State or local government,
                        school district, or prison)
                        that receives agricultural
                        program payments

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following (Section references are to the Internal Revenue Code):

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

    - The United States or any agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

    - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a).

    - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

    - An entity registered at all times under the Investment Company Act of 1940.

    - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.

        NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free government bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure is strong evidence of negligence. If negligence is shown, you will be subject to a penalty of 20% on any portion of an underpayment attributable to that failure.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.